EGL, INC.

AMENDED AND RESTATED NONEMPLOYEE DIRECTOR STOCK PLAN

As Approved by the Board of Directors

May 16, 2006

1.

Objectives.  This EGL, Inc. Amended and Restated Nonemployee Director Stock Plan (formerly the Eagle USA Air Freight, Inc. 1995 Nonemployee Director Stock Option Plan) (this “Plan”) is intended as an incentive to retain and attract persons of training, experience and ability to serve as independent directors on the Board of Directors of EGL, Inc. (the “Company”), to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company.

2.

Definitions.  As used herein, the terms set forth below shall have the following respective meanings:

“Award” means any Option or Restricted Share Award, whether granted singly, in combination or in tandem, granted to a Nonemployee Director pursuant to any applicable terms, conditions and limitations as the Board may establish in order to fulfill the objectives of this Plan.

“Board” means the Board of Directors of the Company.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board appointed pursuant to Section 19 below, or if no such committee has been appointed at any relevant time, “Committee” shall mean the Board.

“Common Shares” means the Common Shares, par value $.001 per share, of the Company.

“Director” means any individual serving as a member of the Board.

“Effective Date” means the date of the Prospectus first used to confirm sales in the IPO.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means, as of a particular date, (a) if the Common Shares are listed on a national securities exchange, the final closing sales price per Common Share on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the Common Shares are not so listed but are quoted on the

Nasdaq National Market, the final closing sales price per Common Share on the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Shares are not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc. or (d) if none of the above is applicable, such amount as may be determined by the Board, in good faith, to be the fair market value per Common Share.

“Holder” means a Nonemployee Director to whom a Restricted Share Award has been granted under this Plan.

“IPO” means the initial public offering of Common Shares by the Company.

“Nonemployee Director” means any Director who is not an employee of the Company or any Subsidiary and has not been an employee since the date of the most recent annual general meeting of shareholders of the Company.

“Option” means a right to purchase a particular number of Common Shares at a particular purchase price, subject to certain terms and conditions as provided in this Plan and Option Agreement.  An Option shall be in the form of a nonqualified stock option within the meaning of Code Section 83.

“Option Agreement” means a written agreement between the Company and an Optionee that sets forth the terms, conditions and limitations applicable to an Option.

“Optionee” means a Nonemployee Director to whom an Option has been granted under this Plan.

“Restricted Share Award” means an award payable in Restricted Shares.

“Restricted Share Award Agreement” means a written agreement between the Company and a Holder that sets forth the terms, conditions and limitations applicable to a Restricted Share Award.

“Restricted Shares” means Common Shares that are restricted or subject to forfeiture provisions.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

“Subsidiary” means any corporation, limited liability company or similar entity  of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of equity securities of such entity which have the right to vote generally on matters submitted to a vote of the shareholders of equity interests in such entity.

3.

Common Shares Reserved for the Plan.  Subject to adjustment as provided in Paragraph 11 hereof, a total of 400,000 Common Shares shall be reserved for issuance upon the exercise of Options or issuance of Restricted Shares awarded pursuant to this Plan.  The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to execute, acknowledge, file and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which Common Shares are listed or quoted in order to make Common Shares available for issuance pursuant to this Plan.  Common Shares subject to Awards that are forfeited or terminated or expire unexercised in such a manner that all or some of the shares subject thereto are not issued to an Optionee or a Holder shall immediately become available for the granting of Awards.

4.

Designation of Award.

(a)

Annual Awards. Each Nonemployee Director shall be granted annual Awards as described in this Section 4(a).  Each individual who becomes a Nonemployee Director shall be granted on the date such person first becomes a Nonemployee Director either (i) Options to purchase 10,000 Common Shares, or (ii) a specified number of Restricted Shares, as determined in the discretion of the Committee.  Furthermore, each person serving as a Nonemployee Director on the day after the date of the annual general meeting of shareholders of the Company shall be granted on such date either (i) Options to purchase an additional 2,500 Common Shares, or (ii) a specified number of Restricted Shares, as determined in the discretion of the Committee.  Notwithstanding the foregoing, this Plan shall terminate and no further Awards shall be granted if the number of shares subject to future grant under this Plan is not sufficient to make all grants to be made pursuant to this Plan on such date of grant.

(b)

Additional Stock Awards.  In addition to the annual Awards described in Section 4(a), the Board, or a committee of the Board to which such authority has been delegated by the Board, may authorize Awards under the Plan, including pursuant to policies adopted from time to time by the Board or such committee under which a Nonemployee Director could elect to receive Restricted Shares in lieu of all or a portion of the Nonemployee Director’s annual retainer or annual payments from committee chair or lead director fees.  Any such Awards shall be subject to such terms and for such number of Common Shares as determined by the Board or such committee at the time the Award is approved, or if applicable, the Award policy is adopted

5.

Award Agreement.  Each Award granted hereunder shall be described in an Option Agreement or a Restricted Share Award Agreement, as applicable, which shall be subject to the terms and conditions set forth in this Plan and as determined by the Committee and shall be signed by the Optionee and by the Chief Executive Officer, the Chief Operating Officer, or any Vice President of the Company for and on behalf of the Company.  Such an agreement shall be in substantially the forms attached as Exhibit A (for Options) or Exhibit B (Restricted Shares) hereto.

6.

Award Price.  The purchase price of each Common Share that is subject to an Option granted pursuant to this Plan shall be 100% of the Fair Market Value of such Common Share on the date the Option is granted; provided, however, that the purchase price for each Common Share subject to an Option granted as of the Effective Date shall be the price to the public of Common Shares offered by the Company in the IPO.  The purchase price for each Common Share that is subject to a Restricted Share Award shall be the par value of such Common Share.

7.

Option Period.  Each Option granted pursuant to this Plan shall terminate and be of no force and effect with respect to any Common Shares not purchased by the Optionee upon the earliest to occur of the following:  (a) the expiration of ten years following the date upon which the Option is granted; or (b) the expiration of one year following the date upon which the Optionee ceases to be a Director.

8.

Exercise of Options.

(a)

Each Option granted pursuant to Section 4(a) of this Plan shall be exercisable in full on the day before each annual general meeting of shareholders of the Company following the date of grant.

(b)

An Option may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

(c)

In the event that an Optionee ceases to be a Director, an Option granted to such Optionee may be exercised only to the extent such Option was exercisable at the time he ceased to serve in such capacity.

(d)

The purchase price of the shares as to which an Option is exercised shall be paid in full at the time of the exercise.  Such purchase price shall be payable (i) in cash or (ii) by means of tendering theretofore owned Common Shares which have been held by the Optionee for more than six months, valued at Fair Market Value on the date of exercise, or (iii) any combination thereof.  No Optionee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares subject to any Option unless and until certificates evidencing such shares shall have been issued by the Company to such Optionee.

9.

Restricted Share Awards.

(a)

A Nonemployee Director may be granted a Restricted Share Award as described in Section 4 in the sole discretion of the Committee.  The terms, conditions and limitations applicable to any Restricted Share Award pursuant to this Plan shall be subject to conditions established by the Committee and set forth in the Restricted Share Award Agreement, which conditions may include, but are not limited to, continuous service as a Director.  Such Restricted Share Awards may be based on Fair Market Value or other specified valuations.

(b)

The certificates evidencing Restricted Shares issued in connection with a Restricted Share Award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto and if determined to be appropriate by the Committee, the Restricted Shares subject to an Award may be held by the Company or its designee until the restrictions applicable to such Restricted Shares lapse.

(c)

Restricted Shares awarded pursuant to Section 4(a) of this Plan shall become vested and the forfeiture restrictions applicable to such shares shall lapse on the earlier of (i) the day immediately preceding the day of the annual meeting of the shareholders that next follows the date of the Restricted Share Award under which such shares were awarded or (ii) the first anniversary of the Restricted Share Award date.

10.

Assignability.  No Option or Restricted Share shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the United States Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.  Any attempted assignment of an Option or Restricted Share in violation of this Paragraph 10 shall be null and void.

11.

Adjustments; Change in Control.

(a)

The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the share capital of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference shares (whether or not such issue is prior to, on a parity with or junior to the Common Shares) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b)

In the event of any subdivision or consolidation of outstanding Common Shares or declaration of a dividend payable in Common Shares or other stock split, then (i) the number of Common Shares reserved under this Plan, (ii) the number of Common Shares covered by outstanding Awards, (iii) the exercise price of outstanding Options and (iv) the appropriate Fair Market Value and other price determinations for outstanding Awards shall be proportionately adjusted to reflect such transaction.  In the event of any other recapitalization or capital reorganization of the Company, consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Shares or any distribution to holders of Common Shares of securities or property (other than normal cash dividends or dividends payable in Common Shares), the Board shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the Optionees and Holders and preserve, without exceeding, the value of the Awards and no adjustment shall be made under this Section 11(b) that would cause an Award to be subject to Secton 409A of the Code.

(c)

An Option shall become fully exercisable upon a Change in Control (as hereinafter defined) of the Company.  In addition, a Restricted Share Award shall fully vest upon a Change in Control.  For purposes of this Plan, a “Change in Control” shall be conclusively deemed to have occurred if (and only if) any of the following events shall have occurred:  (i) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; (ii) after the Effective Date any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a person that is a Director of the Company on the Effective Date or any

person controlled by such a Director, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 51% or more of the combined voting power of the Company’s then-outstanding voting securities without prior approval of a least two-thirds of the members of the Board in office immediately prior to such person’s attaining such percentage interest; (iii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new member whose election or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the members then still in office who were members at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

12.

Purchase for Investment.  Unless the Awards and Common Shares covered by this Plan have been registered under the Securities Act of 1933, as amended, each person receiving an Award under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

13.

Taxes.  The Company may make such provisions as it may deem appropriate for the withholding of any taxes that it determines is required in connection with any Awards granted to any Optionee or Holder hereunder.

14.

Amendments or Termination.  The Board may amend, alter or discontinue this Plan, except that (a) no amendment or alteration that would impair the rights of any Optionee or Holder under any Award that he has been granted shall be made without his consent, (b) no amendment or alteration shall be effective prior to approval by the Company’s shareholders to the extent such approval is then required to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of any stock exchange on which the Common Shares are traded, and (c) this Plan shall not be amended more than once every six months to the extent such limitation is required under the Exchange Act as then in effect.

15.

Government Regulations.  This Plan, and the granting and exercise of Awards hereunder, and the obligation of the Company to sell and/or deliver Common Shares under such Awards, shall be subject to all applicable foreign and United States laws, rules and regulations, and to such approvals on the part of any governmental agencies or national securities exchanges or transaction reporting systems as may be required.

16.

Parachute Payment Limitation.  Notwithstanding any contrary provision of this Plan, the aggregate present value of all parachute payments payable to or for the benefit of a Nonemployee Director, whether payable pursuant to this Plan or otherwise, shall be limited to three times the Nonemployee Director’s base amount less one dollar and, to the extent necessary, the exercisability of an unmatured Option or the vesting of an unmatured Restricted Share Award shall be reduced in order that this limitation not be exceeded. For purposes of this Section 16, the terms “parachute payment,” “base amount” and “present value” shall have the meanings assigned thereto under Section 280G of the Code.  It is the intention of this Section 16 to avoid excise taxes on the Nonemployee Director under Section 4999 of the Code or the disallowance of a deduction to the Company pursuant to Section 280G of the Code.

16.

Governing Law.  This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of Texas.

17.

Effective Date of Plan.  This Plan was originally effective as of the Effective Date and thereafter amended in February 2000.  It was further amended as the EGL, Inc. 2003 Nonemployee Director Stock Plan (the “2003 Plan”) and approved by a majority of Common Shares at the annual shareholders’ meeting held on, and effective as of, May 12, 2003.  The 2003 Plan was amended and restated with the approval of the Board in August of 2004.  This amendment and restatement of the Plan was adopted by the Board on May 16, 2006.

18.

Miscellaneous.  The granting of any Award shall not impose upon the Company, the Board or any other directors of the Company any obligation to nominate any Optionee or Holder for election as a director and the right of the shareholders of the Company to remove any person as a director of the Company shall not be diminished or affected by reason of the fact that an Award has been granted to such person.

19.

Administration of Plan; Delegation of Board Authority.  This Plan shall be administered by the Board.  Notwithstanding the foregoing, the Board may delegate to a committee of the Board its authority under this Plan, including, without limitation, its authority to grant Awards and to determine the terms, conditions and limitations applicable to any Award.

EGL, INC.

By:

/s/ James R. Crane

Name:  James R. Crane

Title:   Chairman and Chief Executive

Nonemployee Director Option Agreement

Exhibit A

FORM OF EGL, INC.

AMENDED AND RESTATED NONEMPLOYEE DIRECTOR STOCK PLAN

Nonemployee Director Option Agreement

EGL, INC.

AMENDED AND RESTATED NONEMPLOYEE DIRECTOR STOCK PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

EGL, Inc. (the “Company”) hereby grants, effective as of _____________________ (the “Grant Date’), to ________________(the “Optionee”), a Nonemployee Director of the Company, (as defined in the Company’s Amended and Restated Nonemployee Director Stock Plan, as amended from time to time, the “Plan”), the nonqualified option (the “Option”) to purchase up to but not exceeding in the aggregate ______ shares of Common Stock, par value $.001 per share, of the Company (the “Stock”) at ______ per share (the “Exercise Price”), such number of shares and such price per share being subject to adjustment as provided in Section 11 of the Plan, and further subject to the following terms and conditions (this “Option”):

1.

Relationship to Plan.  This Option is issued in accordance with and subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Board or the Committee thereunder and are in effect on the date hereof.  Except as defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.  As used herein, references to the Company shall also be deemed to include the Company’s Subsidiaries as appropriate.

2.

Vesting and Exercise Schedule.

(a)

Subject to the remaining provisions hereof, this Option shall be exercisable in full from and after the day before the first annual general meeting of shareholders of the Company following the Grant Date.

(b)

This Option may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his or her will or the laws of descent and distribution.

(c)

In the event that the Optionee ceases to be a Director, this Option may be exercised only to the extent this Option was exercisable at the time he or she ceased to serve in such capacity.

(d)

This Option shall become fully exercisable upon a Change in Control of the Company as set forth in the Plan.

3.

Termination of Option.  Unless sooner terminated in accordance with the terms hereof, this Option shall terminate and be of no force and effect with respect to any shares of Stock not previously purchased by the Optionee upon the earlier to occur of the following: (a) the expiration of ten (10) years following the Grant Date; or (b) the expiration of one (1) year following the date upon which the Optionee ceases to be a Director.

Nonemployee Director Option Agreement

4.

Exercise of Option.  Subject to the limitations set forth herein and in the Plan, this Option may be exercised by delivery of an exercise notice in the form of Exhibit A hereto to the Company or to the Company’s designated agent.  Such exercise notice shall include such information, representations and agreements as may be required by the Company and shall be accompanied by the full amount of the purchase price for any shares being acquired.  Such purchase price shall be payable (i) in cash; (ii) by means of tendering theretofore owned Stock which have been held by the Optionee for more than six (6) months, value at Fair Market Value on the date of exercise, or (iii) any combination thereof. If any state, federal or foreign law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as prompt as possible, shall be postponed for the period of time necessary to take such action.

5.

Notice.  Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices, attention Equity Incentive Plan Administrator (or such other person designated by the Company). Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the signature page hereto. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

6.

Assignment of Option.  This Option shall not be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the United States Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Any attempted assignment of this Option in violation of this Section 6 shall be null and void.

7.

Tax Withholding, Reporting and Payment Liability.  The Company will assess its requirements regarding tax, social insurance and any other tax (“tax-related items”) withholding and reporting in connection with the Option, including the grant, vesting or exercise of the Option or sale of Stock acquired pursuant to such exercise.  These requirements may change from time to time as laws or interpretations change.  Regardless of the Company actions in this regard, the Optionee hereby acknowledges and agrees that the ultimate liability for any and all tax-related items is and remains the Optionee’s responsibility and liability and that the Company (1) makes no representations nor undertakings regarding treatment of any tax-related items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option and the subsequent sale of shares of Stock acquired pursuant to such exercise; and (2) does not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Optionee’s liability regarding tax-related items.

In the event that the Company must withhold any tax-related items as a result of the grant, vesting or exercise of the Option or the immediate sale of shares, the Optionee agrees to make arrangements satisfactory to the Company to withhold all applicable tax-related items legally due from the Optionee from his or her compensation paid him or her by the Company or from proceeds from the sale of shares, and the exercise of the Option and

Nonemployee Director Option Agreement

delivery of shares of Stock subject thereto shall be conditioned on satisfaction of such withholding obligations.

8.

Federal Restrictions on Transfer.  The Optionee understands that, regarding any of the shares of Stock purchased under this Agreement, the Company is under no obligation to register any resale of the shares of Stock and that an exemption from registration under the Securities Act of 1933, as amended, may not be available or may not permit the Optionee to resell or transfer any of the shares of Stock in the amounts or at the times proposed by the Optionee.

9.

Shareholder Rights. The Optionee shall have no rights of a shareholder with respect to shares of Stock subject to the Option, whether or not vested, unless and until such time as the Option has been exercised and ownership of such shares of Stock has been transferred to the Optionee. Until a stock certificate evidencing the Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Company shall, subject to Section 4, issue (or cause to be issued) such stock certificate promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

10.

Grant Subject to Regulatory Approvals.  Any grant of Options under the Plan is specifically conditioned on, and subject to, any regulatory approvals required in the Optionee’s country. These approvals cannot be assured. If necessary approvals for grant or exercise are not obtained, the Options may be canceled or rescinded, or they may expire, as determined by the Company in its sole and absolute discretion, without obligation or liability to Optionee.

11.

Parachute Payment Limitation.  Notwithstanding any contrary provision of this Agreement or the Plan, the aggregate present value of all parachute payments payable to or for the benefit of the Optionee shall be limited to three times the Optionee’s base amount less one dollar and, to the extent necessary, the exercisability of an unmatured Option shall be reduced in order that this limitation not be exceeded.  The terms “parachute payment,” “base amount” and “present value” shall have the meaning assigned thereto under Section 280G of the Code.

12.

Limitation on Rights.  By entering into this Agreement and accepting the grant of the Option evidenced hereby, the Optionee acknowledges that: (a) the Board may amend, alter or discontinue the Plan, except that (i) no amendment or alteration that would impair the rights of the Optionee hereunder shall be made without his or her consent, (ii) no amendment or alteration shall be effective prior to approval by the Company’s shareholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to this Option (unless the Optionee consents) or to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of any stock exchange on which the Stock is traded, and (iii) the Plan will not be amended more than once every six months to the extent such

Nonemployee Director Option Agreement

limitation is required by Rule 16b-3(c)(2)(ii) (or any successor provision) under the Exchange Act as then in effect; (b) the grant of the Option is a one-time benefit and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (c) the Optionee’s participation in the Plan is voluntary; (d) the Option is not part of normal or expected compensation for purposes of calculating any resignation, redundancy, end of service payments, bonuses, long-service awards, or similar payments; (e) the exercisability of the Option ceases upon termination of service relationship with the Company or its Subsidiary for any reason except as may otherwise be explicitly provided in the Plan or this Agreement, or as otherwise permitted by the Board or the Committee; (f) the future value of the underlying shares of Stock is unknown and cannot be predicted with certainty; and (g) if the underlying shares do not increase in value, the Option will have no value.

13.

Proprietary Information.  In consideration of the Company’s grant of this Option and the Company’s agreement to provide Optionee with confidential information of the Company, Optionee agrees to keep confidential and not to use or to disclose to others at any time during Optionee’s period of service with the Company and after Optionee’s cessation of service with the Company, for whatever reason, except as expressly consented to in writing by the Company or required by law, any secrets or confidential technology or proprietary information of the Company or any of its clients, including without limitation, any customer list, marketing plans or materials, or other trade secrets of the Company, or any matter or thing ascertained by Optionee through Optionee’s affiliation with the Company, the use or disclosure of which matter or thing that might reasonably be construed to be contrary to the best interests of the Company or to give any other party a competitive advantage over the Company.  Optionee further agrees that upon Optionee’s cessation of service with the Company, Optionee will neither take nor retain, without prior written authorization from the Company, any documents pertaining to the Company (other than paycheck stubs, benefit information, offer letters, or other materials pertaining to his salary or benefits with the Company).  Without limiting the generality of the foregoing, Optionee agrees that Optionee will not retain, use or disclose any papers, customer lists, marketing materials or information, books, records, files, or other documents, copies thereof, or notes or other materials derived therefrom, or other confidential information of any kind belonging to the Company pertaining to the Company’s business, sales, financial condition or products (or any similar materials relating to the Company’s clients).  Without limiting other possible remedies to the Company for the breach of this covenant, Optionee agrees that injunctive or other equitable relief shall be available to enforce this covenant, such relief to be without the necessity of posting a bond, cash, or otherwise.  Optionee further agrees that if any restriction contained in this Section is held by any court to be unenforceable or unreasonable, a lesser restriction shall be enforced in its place and remaining restrictions contained herein shall be enforced independently of each other.  Optionee’s obligations under this Section apply to all confidential information of the Company as well as to any and all confidential information relating to the Company’s Subsidiaries.

14.

Optionee Data Privacy.  As a condition of the grant of the Option, the Optionee consents to the collection, use and transfer of personal data as described in this

Nonemployee Director Option Agreement

paragraph.  The Optionee understands that the Company and its Subsidiaries hold certain personal information about him or her, including the Optionee’s name, home address and telephone number, date of birth, social security number or identification number, director fees and other compensation, nationality, any shares or directorships held in the Company, details of all Options or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the purpose of managing and administering the Plan (“Data”).  The Optionee further understands that the Company and/or its Subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Optionee’s participation in the Plan, and that the Company and/or its Subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan.  The Optionee understands that these recipients may be located in the Optionee’s country or region, or elsewhere.  The Optionee authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee’s participation in the Plan, including any requisite transfer to a broker or other third party with whom the Optionee may elect to deposit any shares acquired upon exercise of the Option such Data as may be required for the administration of the Plan and/or the subsequent holding of shares on the Optionee’s behalf.

15.

Dispute Resolution.  The provisions of this Section 15 shall be the exclusive means of resolving disputes of the parties to this Agreement (including any other persons claiming any rights or having any obligations through the Company or Optionee) (each a “Party” and together the “Parties”) arising out of or relating to the Plan and this Agreement.  The Parties shall attempt in good faith to resolve any disputes arising out of or relating to the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy.  Negotiations shall be commenced by either Party by a written statement of the Party's position and the name and title of the individual who will represent the Party.  Within thirty (30) days of the written notification, the Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute.  If the dispute has not been resolved by negotiation within ninety (90) days of the written notification of the dispute, either Party may file suit and each Party agrees that any suit, action, or proceeding arising out of or relating to the Plan or this Agreement shall be brought in the United States District Court for the Southern District of Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Texas state court in Harris County, Texas) and that the Parties shall submit to the jurisdiction of such court.  The Parties irrevocably waive, to the fullest extent permitted by law, any objection a Party may have to the laying of venue for any such suit, action or proceeding brought in such court.  THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING.  If any one or more provisions of this Section 15 shall for any reason be held invalid or unenforceable, it is the specific intent of the Parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

[signature page follows]

Nonemployee Director Option Agreement

EGL, INC.

By:

______________________________

James R. Crane

President, CEO, Chairman

Date:

________________________

The Optionee acknowledges receipt of a copy of the Plan, represents that he or she is familiar with the terms and provisions thereof.  The Optionee hereby accepts this Option subject to all of the terms and provisions hereof and thereof and administrative interpretations thereof referred to above.  The Optionee has reviewed this Agreement, the Plan, and the Exercise Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of this Agreement, the Plan and the Exercise Notice.  The Optionee hereby agrees that all disputes arising out of or relating to this Agreement, the Plan and the Exercise Notice shall be resolved in accordance with Section 15 of this Agreement.

ACCEPTED:

Dated:

______________________________

Signed:

Printed Name:

The Optionee acknowledges receipt of a copy of the Plan, represents that he or she is familiar with the terms and provisions thereof, and hereby rejects this Option.

REJECTED:

Dated:

______________________________

Signed:

Printed Name:

Nonemployee Director Option Agreement

EXHIBIT A

EGL, INC. AMENDED AND RESTATED

NONEMPLOYEE DIRECTOR STOCK PLAN

NONQUALIFIED STOCK OPTION EXERCISE NOTICE

This Exercise Notice is made this ____day of ____________, 20___ between EGL, Inc. (the “Company”), and the optionee named below (the “Optionee”) pursuant to the EGL, Inc. Amended and Restated Nonemployee Director Stock Plan (as amended from time to time, the “Plan”).  Unless otherwise defined herein, the capitalized terms used in this Exercise Notice shall have the meaning ascribed to them in the Plan and in the Nonqualified Stock Option Agreement (the “Option Agreement”) to which this Exercise Notice relates.

Award Number:

_______________________________________

Optionee:

_______________________________________

Social Security Number:

_______________________________________

Address:

_______________________________________

Number of Shares Purchased:

_______________________________________

Exercise Price Per Share:

_______________________________________

Aggregate Exercise Price:

_______________________________________

Grant Date:

_______________________________________

The Optionee hereby delivers to the Company the Aggregate Exercise Price set forth above in ___________________________ [ Insert as applicable: (i) in cash, or (ii) by means of tendering theretofore owned Stock which have been held by the Optionee for more than six (6) months, valued at Fair Market Value on the date of exercise, or (iii) any combination of (i) and (ii)].

The Company and the Optionee (the “Parties”) hereby agree as follows:

1.

Purchase of Shares.  On this date and subject to the terms and conditions of the Plan, the Option Agreement and this Exercise Notice, the Optionee hereby exercises the Option granted in the Option Agreement between the Parties, dated as of the Grant Date set forth above, with respect to the Number of Shares Purchased set forth above of the Common Stock (the “Shares”) at the Aggregate Exercise Price set forth above equal to the Exercise Price Per Share set forth above multiplied by the

Nonemployee Director Option Agreement

Number of Shares Purchased set forth above.  The term “Shares” refers to the Shares purchased under this Exercise Notice and includes all securities received (a) in replacement of the Shares, and (b) as a result of stock dividends or stock splits in respect of the Shares.

2.

Representations of the Optionee.  The Optionee represents and warrants to the Company that the Optionee has received, read and understood the Plan, the Option Agreement and this Exercise Notice and agrees to abide by and be bound by their terms and conditions.  By executing this Exercise Notice, the Optionee hereby affirms his or her agreement to the restrictive covenant contained in Section 13 – Proprietary Information of the Option Agreement.

3.

Further Instruments.  Each Party agrees to execute such further instruments and to take such further action as may be necessary or reasonably appropriate to carry out the purposes and intent of this Exercise Notice.

Submitted by:

Accepted by:

OPTIONEE:  _________________________

EGL, INC.

(Print Name)

_____________________________________

By:  ________________________________

(Signature)

Its:  ________________________________

Dated:  ________________________________

Dated:  _____________________________

Nonemployee Director Restricted Share Award Agreement

_____________ ___, 20__ Award

Exhibit B

FORM OF EGL, INC.

AMENDED AND RESTATED NONEMPLOYEE DIRECTOR STOCK PLAN

RESTRICTED SHARE AWARD AGREEMENT

Nonemployee Director Restricted Share Award Agreement

_____________ ___, 20__ Award

EGL, INC.

AMENDED AND RESTATED NONEMPLOYEE DIRECTOR STOCK PLAN

RESTRICTED SHARE AWARD AGREEMENT

This Restricted Share Award Agreement (“Agreement”) dated to be effective ___________, 200__ (the “Award Date”), is by and between EGL, Inc. (the “Company”), and _______________ (“Holder”).

WHEREAS, the Company desires to provide an incentive to Holder, in the form of shares of the Company’s capital stock, to encourage Holder’s performance for the Company and its shareholders and more closely align Holder’s interest in the Company with that of the Company’s shareholders;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Agreement, and intending to be legally bound hereby, Holder and the Company (collectively, the “Parties”) hereby agree as follows:

Award of Restricted Stock.

The Company hereby awards to Holder up to ________ shares (the “Restricted Shares”) of common stock, par value $0.001 per share, in accordance with this Agreement and as a Restricted Share Award subject to the terms and conditions of the EGL, Inc. Amended and Restated Nonemployee Director Stock Plan (the “Plan”), which are incorporated herein, as an incentive for Holder’s continued efforts on behalf of the Company as one of its Nonemployee Directors.  This Agreement is a Restricted Share Award Agreement under the Plan, and unless otherwise defined in this Agreement, the capitalized terms used in this Agreement have the respective meanings assigned to them in the Plan.  For purposes of this Agreement, the following terms shall have the meanings set forth below:

“Disability” shall mean the inability to perform the duties of the Holder’s position for a period of six (6) consecutive months or for an aggregate of six (6) months during any twelve (12)-month period after the Award Date by reason of any medically determinable physical or mental impairment, as determined by the Board in the Board’s sole discretion.

“Service” shall mean service as a Nonemployee Director of the Company.

“Restricted Period” shall mean the period commencing on the Award Date and ending on the date that the Holder obtains a vested right to Restricted Shares (and the restrictions thereon terminate) in accordance with Paragraph 2.

Holder acknowledges that he or she will not receive a stock certificate representing the Restricted Shares unless and until the Restricted Shares vest as provided in this Agreement.  The

Nonemployee Director Restricted Share Award Agreement

_____________ ___, 20__ Award

Restricted Shares will be held in custody for Holder, in a book entry account with the Company’s transfer agent, until the Restricted Shares have vested in accordance with Section 2 of this Agreement.  Upon vesting of the Restricted Shares and payment of the Withholding Liability (as defined below), the Company shall instruct its transfer agent to deliver to Holder all Vested Restricted Shares (as defined below).

Vesting Schedule.  Subject to the forfeiture provisions of Section 3 of this Agreement, 100% of the Restricted Shares will vest on the earlier of (i) one year from the Award Date and (ii) the day before the first annual general meeting of shareholders of the Company following the Award Date.  Restricted Shares that have vested pursuant to this Agreement are referred to herein as “Vested Restricted Shares” and Restricted Shares that have not yet vested pursuant to this Agreement are referred to herein as “Unvested Restricted Shares.”

Forfeiture.

Upon Cessation (as defined below) of Holder’s Service with the Company (the “Termination Date”) before all of the Restricted Shares become Vested Restricted Shares, all Unvested Restricted Shares as of the Termination Date shall, without further action of any kind by the Company or Holder, be forfeited.  Unvested Restricted Shares that are forfeited shall be deemed to be immediately transferred to the Company without any payment by the Company or action by Holder, and the Company shall have the full right to cancel any evidence of Holder’s ownership of such forfeited Unvested Restricted Shares and to take any other action necessary to demonstrate that Holder no longer owns such forfeited Unvested Restricted Shares automatically upon such forfeiture.  Following such forfeiture, Holder shall have no further rights with respect to such forfeited Unvested Restricted Shares.  The “Cessation” of Holder’s Service with the Company is any cessation of Holder’s Service with the Company for any reason or under any circumstances other than due to Holder’s death or Disability, and except for any sick leave, military leave, or any other temporary personal leave of absence authorized by the Company.  Notwithstanding anything to the contrary in this Agreement, the Unvested Restricted Shares shall become Vested Restricted Shares upon Holder’s termination of Service due to death or Disability or upon a Change in Control of the Company, provided that Holder shall have been in continuous Service since the Award Date.

In addition, if Holder breaches any of the terms and conditions of this Agreement or the Plan, or any rules and regulations of the Board for this Agreement or the Plan, all of the Unvested Restricted Shares as of the date of such breach shall then automatically be forfeited by Holder and returned and delivered to the Company without any obligation of the Company to pay any amount to Holder or to any other person or entity and without any further action by Holder.

Holder, by his acceptance of the Restricted Share Award awarded under this Agreement, irrevocably grants to the Company a power of attorney to transfer any and all Unvested Restricted Shares that are forfeited and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer.  The Parties expressly agree that these provisions

Nonemployee Director Restricted Share Award Agreement

_____________ ___, 20__ Award

governing the forfeiture and transfer of the Unvested Restricted Shares shall be specifically enforceable by the Company in a court of equity or law.

Representations and Warranties of Holder.  Holder represents and warrants to the Company as follows:

Holder has received a copy of the Plan and has read and become familiar with the terms and conditions of the Plan and agrees to be bound, and to abide, by the Plan.

Holder has reviewed this Agreement, has had an opportunity to obtain the advice of counsel before executing this Agreement, and fully understands all of the terms and conditions of this Agreement and the Plan.

Holder hereby accepts the Restricted Share Award granted by this Agreement subject to all of the terms and conditions of this Agreement and the Plan.

Holder is fully aware of the lack of liquidity of the Restricted Shares (e.g., because of the restrictions on transferability of the Restricted Shares, Holder may not be able to sell or dispose of the Restricted Shares or use them as collateral for loans).

Certain Restrictions on Transfer. Except as provided in Section 3, Holder may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of (whether voluntarily, by operation of law, or otherwise) any or all of the Unvested Restricted Shares, or any rights thereto or interests therein, or any or all of the Vested Restricted Shares held by the Company’s transfer agent, or any rights thereto or interests therein.  Any transfer in violation of this Section 5 shall be void and without any force or effect and shall constitute a breach of the terms and conditions of this Agreement and the Plan.  Holder also understands that the Company is under no obligation to register, under any applicable securities laws, any resale of any of the Restricted Shares that become Vested Restricted Shares delivered to Holder and that an exemption from such registration requirements may not be available or may not permit Holder to resell or transfer any of such Vested Restricted Shares in the amounts or at the times proposed by Holder.

Dividend and Voting Rights.  Subject to this Agreement, Holder shall have all of the rights of a shareholder with respect to the Restricted Shares after they are issued to Holder on the Award Date, including the right to vote the Restricted Shares and to receive any and cash all dividends and other regular cash distributions made with respect to the Restricted Shares.  Without limiting the preceding sentence, from and after the Award Date, Holder shall be entitled to receive any cash dividends or other cash distributions paid or made by the Company with respect to the issued Unvested Restricted Shares, without deposit into escrow.  Upon any forfeiture of Unvested Restricted Shares, Holder shall have no further rights with respect to those Unvested Restricted Shares, but the forfeiture of Unvested Restricted Shares shall not invalidate any votes or consents made or executed by Holder with respect to those Unvested Restricted Shares before their forfeiture or create any obligation to repay any cash

Nonemployee Director Restricted Share Award Agreement

_____________ ___, 20__ Award

dividend or other cash distribution received with respect to those Unvested Restricted Shares before their forfeiture.

Capital Adjustments and Distributions.

The number of Restricted Shares shall be adjusted in accordance with the provisions of Section 11 of the Plan.

Any new, substituted, or additional securities or other property (including any money paid other than as a regular cash dividend or distribution) that is, by reason of any stock dividend, stock split, recapitalization, or other change in the outstanding Common Stock, distributed on or with respect to, or exchanged for, the Unvested Restricted Shares shall immediately be subject to the vesting conditions of Section 2, all to the same extent as the Unvested Restricted Shares on or with respect to which such distribution or exchange was made.  Appropriate adjustments, as determined by the Board, to reflect the distribution or exchange of such securities or other property shall be made to the number of the Restricted Shares in order to reflect any such event.

Administration.  The Board shall interpret this Agreement and shall prescribe such rules and regulations in connection with the operation of this Agreement as the Board determines (in good faith) to be advisable.  The Board may rescind and amend its rules and regulations from time to time.  The good faith interpretation by the Board of any of the provisions of this Agreement shall be final and binding upon the Parties.  The Board may delegate to a committee of the Board (a “Committee”) its authority under the Plan and this Agreement.

Effect of Agreement.  Neither the execution nor effectiveness of this Agreement nor any action of the Board or a Committee in connection with or relating to this Agreement shall be deemed to give Holder any rights except as may be expressed in this Agreement.   The existence of the Plan and this Agreement shall not affect in any way the right of the Board, the Committee, or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation or other transaction involving the Company, any issuance of other shares of Common Stock or any other securities of the Company (including bonds, debentures, or shares of preferred stock ahead of or affecting the Common Stock or the rights thereof), the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding by or for the Company.  Nothing in the Plan or in this Agreement shall confer upon Holder any right with respect to the Holder’s continued Service or affect or interfere in any way with the right of either the Company or Holder to terminate Holder’s Service (with or without cause).

Parachute Payment Limitation.  Notwithstanding any contrary provision of this Agreement, the aggregate present value of all parachute payments payable to or for the benefit of the Holder shall be limited to three times the Holder’s base amount less one dollar and, to the extent necessary, the vesting of any Restricted Shares shall be reduced in order that this limitation not be exceeded.  The

Nonemployee Director Restricted Share Award Agreement

_____________ ___, 20__ Award

terms “parachute payment,” “base amount” and “present value” shall have the meaning assigned thereto under Section 280G of the Code.

Refusal to Transfer.  The Company shall not be required to (i) transfer on its books, or authorize the Company’s transfer agent to transfer on its books, any Unvested Restricted Shares, or any Vested Restricted Shares held by the Company’s transfer agent pending satisfaction of the corresponding Withholding Liability, purported to have been sold or otherwise transferred in violation of any of the provisions of the Plan or this Agreement, or (ii) treat as owner of such Unvested Restricted Shares, or accord the right to vote or to any dividends or other distributions to, any purchaser or other transferee to whom or which such Unvested Restricted Shares have been purported to be so transferred.

Legend.  If the Company so determines, any share certificate(s) representing the Unvested Restricted Shares, and any Vested Restricted Shares held by the Company’s transfer agent pending satisfaction of the corresponding Withholding Liability, may be endorsed with the following legend, in addition to any legend required under applicable securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE  AND TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER.  NONE OF THE SHARES MAY BE TRANSFERRED EXCEPT AS SET FORTH IN THAT CERTAIN RESTRICTED SHARE AWARD AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

Tax Matters.

The Company’s obligation to deliver Restricted Shares to Holder upon the vesting of such shares shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements (the “Withholding Liability”).  If the Company has not received from Holder full payment of the Withholding Liability by certified or cashier’s check or money order made payable to the Company, or in any other form acceptable to the Board by 5:00 P.M. Central Standard Time on the date Unvested Restricted Shares become Vested Restricted Shares, the Company shall withhold from the Vested Restricted Shares that otherwise would have been delivered to Holder a number of Vested Restricted Shares necessary to satisfy Holder’s Withholding Liability, and deliver the remaining Vested Restricted Shares to Holder.  The amount of the Withholding Liability and the number of Vested Restricted Shares to be withheld by the Company, if applicable, to satisfy Holder’s Withholding Liability, as well as the amount reflected on tax reports filed by the Company, shall be based on the Fair Market Value, as defined in the Plan, of the Vested Restricted Shares as of the date such shares become Vested Restricted Shares.  The obligations of the Company under this Agreement will be conditioned on such satisfaction of the Withholding Liability.

Nonemployee Director Restricted Share Award Agreement

_____________ ___, 20__ Award

Holder has reviewed with his own tax advisor(s) the federal, state, and local tax consequences of this acquisition of the Restricted Shares and the other transactions contemplated by this Agreement.  Holder is relying solely on such advisor(s) and not on any statements or representations of the Company or any of its agents.  Holder understands and agrees that he, and not the Company, shall be responsible for his own tax liability that may arise as a result of the transactions contemplated by this Agreement.  Holder understands that Section 83 of the Code (including any amendments and successor provisions to section and any regulations promulgated under such section), taxes as ordinary income the difference between the purchase price for the Restricted Shares and the fair market value of the Restricted Shares as of the date any restrictions on the Restricted Shares terminate or lapse. In this context, “restriction” includes the vesting conditions under Section 2.  Holder understands that he may elect to be taxed at the time the Restricted Shares are granted, rather than when and as the restrictions terminate or lapse (if ever), by filing an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days from the date on which the Restricted Shares are issued.   HOLDER ACKNOWLEDGES THAT IT IS HIS SOLE RESPONSIBILITY (AND NOT THE COMPANY’S) TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF HOLDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THAT FILING ON HIS BEHALF.

Payment of Par Value.  In connection with the issuance of the Restricted Shares pursuant to this Agreement, the Company will pay the aggregate par value per share of the Restricted Shares on behalf of Holder and will report the amount of such payment as income to Holder for the taxable period of Holder during which the Restricted Shares are awarded.

Entire Agreement; Governing Law.  This Agreement and the Plan constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior undertakings and agreements of the Parties with respect to the subject matter hereof.  Nothing in the Plan or in this Agreement (except as expressly provided herein) is intended to confer any rights or remedies on any person other than the Parties.  This Agreement is to be construed in accordance with, enforced under, and governed by the laws of the State of Texas.

Amendment; Waiver.  The Board may at any time or from time to time amend this Agreement in any respect, except that no amendment that adversely affects Holder may be effected without a writing signed by the Parties.  Any provision of this Agreement for the benefit of the Company may be waived by the Board.  Unless otherwise expressed in the waiver, such a waiver in one instance or with respect to one provision of this Agreement shall not be deemed to be a waiver in any other instance or with respect to any other provision of this Agreement.

Effectiveness and Term.  This Agreement is effective upon the Award Date, and it shall continue in effect until it terminates in accordance with its terms, unless sooner terminated in a written agreement of the Parties.

Nonemployee Director Restricted Share Award Agreement

_____________ ___, 20__ Award

Interpretive Matters.  Whenever required by the context, pronouns and any variation thereof used in this Agreement shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and vice versa.  The term “include” or “including” does not denote or imply any limitation.  The term “business day” means any Monday through Friday other than such a day on which banks are authorized to be closed in the State of Texas.  Each reference in this Agreement to a “Section” shall be deemed to be to a section of this Agreement, unless otherwise stated.  The captions and headings used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

Venue.  Any suit, action, or proceeding arising out of or relating to this Agreement shall be brought in the United States District Court for the Southern District of Texas or in a Texas state court in Harris County, Texas, and the Parties shall submit to the jurisdiction of such court.  Each of the Parties irrevocably waives, to the fullest extent permitted by law, any objection it or he may have to the laying of venue for any such suit, action, or proceeding brought in such court.  EACH OF THE PARTIES ALSO EXPRESSLY WAIVES ANY RIGHT IT OR HE HAS OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION, OR PROCEEDING.

Severability and Reformation.  If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or its severance.

Notice.  Any notice or other communication required or permitted hereunder shall be given in writing and shall be deemed given, effective, and received upon prepaid delivery in person or by courier, or upon the earlier of delivery or the third business day after deposit in the United States mail if sent by certified mail, with postage and fees prepaid, in any case addressed to the other Party at its or his address as shown beneath its or his signature to this Agreement, or to such other address as such Party may designate in writing from time to time by notice to the other Party in accordance with this Section 21.

Nonemployee Director Restricted Share Award Agreement

_____________ ___, 20__ Award

EGL, INC.

By:

_____________________________________

James R. Crane

Chief Executive Officer and Chairman

Address:  15350 Vickery Drive

Houston, Texas  77032

[Holder Execution Page Follows]

Nonemployee Director Restricted Share Award Agreement

_____________ ___, 20__ Award

HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING CONDITIONS ON THE RESTRICTED SHARES SHALL TERMINATE OR LAPSE, IF AT ALL, ONLY AS EXPRESSLY STATED IN THIS AGREEMENT (NOT THROUGH THE GRANT OF THE RESTRICTED STOCK AWARD OR THE ISSUANCE OF THE RESTRICTED SHARES).  HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT OR THE PLAN SHALL CONFER UPON HOLDER ANY RIGHT WITH RESPECT TO CONTINUATION OF HOLDER’S EMPLOYMENT OR TO ANY FUTURE AWARDS.

The Holder acknowledges receipt of a copy of the Plan, represents that he or she is familiar with the terms and provisions thereof.  The Holder hereby accepts this award subject to all of the terms and provisions hereof and thereof and administrative interpretations thereof referred to above.  The Holder has reviewed this Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of this Agreement and the Plan.  The Holder hereby agrees that all disputes arising out of or relating to this Agreement or the Plan shall be resolved in accordance with Section 15 of this Agreement.

ACCEPTED:

Dated:

________________________________

Signed:

Printed Name:

The Holder acknowledges receipt of a copy of the Plan, represents that he or she is familiar with the terms and provisions thereof, and hereby rejects this Award.

REJECTED:

Dated:

________________________________

Signed:

Printed Name: